UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 2, 2025

BENSON HILL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39835	85-3374823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Research Boulevard

St. Louis, Missouri 63132

(Address of principal executive offices)

(314) 222-8218

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.0001 par value	BHIL	*

*The Nasdaq Stock Market suspended trading of the Company’s common stock at the opening of business on March 27, 2025, and the stock has not traded on Nasdaq since that time. On July 2, 2025, Nasdaq announced that it will delist the Company’s common stock. Nasdaq indicated that it will file a Form 25 with the Securities and Exchange Commission to complete the delisting.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03. Bankruptcy or Receivership.

As previously disclosed, on March 20, 2025, Benson Hill, Inc. (the “Company”) and its wholly-owned subsidiaries Benson Hill Fresh, LLC, Benson Hill Holdings, Inc., Benson Hill Seeds Holdings, Inc., Benson Hill Seeds, Inc., BHB Holdings, LLC, Benson Hill ND OldCo, Inc., DDB Holdings, Inc., and J&J Southern Farms, Inc.  (together with the Company, the “Debtors”) filed voluntary petitions for relief under chapter 11 of title 11 (“Chapter 11”) of the United States Code, 11 U.S.C. §§ 101–1532 (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Chapter 11 proceedings are being jointly administered under the caption In re Benson Hill, Inc., et al., Case No. 25-10539 (TMH) (the “Chapter 11 Cases”). The Debtors have continued to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

As previously disclosed, in connection with the Chapter 11 Cases, the Company (and its subsidiaries Benson Hill Holdings, Inc., Benson Hill Fresh, LLC, Benson Hill Seeds Holding, Inc., Benson Hill Seeds, Inc., BHB Holdings, LLC, and J&J Southern Farms, Inc. (collectively, with the Company, the “Sellers”)) entered into that certain asset purchase agreement (the “APA”), dated as of May 20, 2025, with Expedition Ag Holdings, LLC, S2G Builders Food & Agriculture Fund III, LP (an affiliate and designee of S2G Investments, LLC), Steve Kahn and ProAgInvest, LLC (collectively, the “Stalking Horse Bidders”) pursuant to which the Stalking Horse Bidders agreed to purchase substantially all of the Sellers’ assets (the “Assets,” and such sale, the “Asset Sale”). Pursuant to section 9.4(b) of the APA, the Stalking Horse Bidders subsequently designated Confluence Genetics, LLC (the “Buyer”) as their designee. On May 23, 2025, the Company and the Buyer closed the Asset Sale contemplated by the APA, thereby completing the disposition of the Assets.

Following the Debtors’ sale of substantially all of the Sellers’ assets to the Buyer in the Asset Sale, the Debtors have worked to wind-down their remaining business and evaluate their options for final resolution of the Chapter 11 Cases. As described in the Conversion Motion (defined and described below), the Debtors have determined that it would be in the best interest of all creditors and stakeholders to convert the Chapter 11 Cases to cases under Chapter 7 of the Bankruptcy Code (“Chapter 7 Cases”). Accordingly, on September 2, 2025, the Debtors filed a motion with the Bankruptcy Court seeking to convert their Chapter 11 Cases into Chapter 7 Cases (the “Conversion Motion”). A hearing on the Conversion Motion has been scheduled for September 23, 2025. A copy of the Conversion Motion is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

If approved by the Bankruptcy Court, the conversion of the Chapter 11 Cases to Chapter 7 Cases is expected to be effective as of September 30, 2025. If the Conversion Motion is approved by the Bankruptcy Court, the Debtors’ Chapter 11 Cases will be converted to Chapter 7 Cases, and a trustee will be appointed to liquidate the Debtors’ remaining assets for distribution in accordance with the priorities established by chapter 7 of the Bankruptcy Code. If the conversion of the Chapter 11 Cases to Chapter 7 Cases occurs, the Debtors will no longer remain in possession of their remaining assets and properties, they will cease managing their remaining properties as debtors-in-possession, and their assets and properties will be liquidated for the benefit of their creditors. The Company believes that its stockholders will not receive any distributions in or after the liquidation proceedings, and, accordingly, that the shares of its common stock are worthless.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company expects that, if the Conversion Motion is approved, a trustee appointed by the Bankruptcy Court will assume control over all assets and operations of the Company. Daniel Cosgrove, the Company’s Interim Chief Executive Officer, will continue in that capacity until a trustee is appointed and assumes control. At that time, the Independent Contractor Agreement between Mr. Cosgrove and the Company will terminate, and Mr. Cosgrove will no longer serve as an officer or director of the Company.

Item 7.01. Regulation FD Disclosure.

As a result of the Company's present financial condition discussed in more detail elsewhere herein, the Company does not anticipate filing any further reports under the Securities Exchange Act of 1934, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, or Current Reports on Form 8-K unless or until deemed appropriate by the Chapter 7 trustee.

The Company does not expect to be able to distribute any proceeds to the Company’s stockholders in or after the expected liquidation proceedings and, therefore, believes that the shares of its common stock are worthless.

Court filings and information about the Chapter 11 Cases can be found at a website maintained by the Debtors’ claims agent Stretto at https://cases.stretto.com/bensonhill. The documents and other information available via this website or elsewhere are not part of this Form 8-K and shall not be deemed incorporated herein.

The information in this Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as set forth by specific reference in such a filing.

Forward-Looking Statements

This Form 8-K contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based upon assumptions made by the Company as of the date hereof and are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Among those risks, uncertainties and other factors are the effects of the Chapter 11 filing on the Company and on the interests of various constituents, including holders of the Company’s common stock, Bankruptcy Court rulings in the Chapter 11 process in general, the length of time that the Company will operate under Chapter 11 protection, the potential adverse effects of the Chapter 11 proceedings on the Company’s liquidity or results of operations, increased advisory costs during the pendency of the proceedings, the impact on the price and trading market of the Company’s common stock, possible proceedings that may be brought by third parties in connection with the Chapter 11 process or the Asset Sale, the ability to obtain approval of the conversion of the Chapter 11 Cases to Chapter 7 Cases, and other factors disclosed by the Company from time to time in its filings with the Securities and Exchange Commission, including those set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and its Quarterly Reports, which are available on the SEC’s website at www.sec.gov. There may be additional risks about which the Company is presently unaware or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The reader should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company expressly disclaims any duty to update these forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Debtors’ Motion For Entry Of An Order Converting Debtors’ Chapter 11 Cases to Cases Under Chapter 7 Of The Bankruptcy Code
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENSON HILL, INC.

By:	/s/ Daniel Cosgrove
Name: Daniel Cosgrove
Title: Interim Chief Executive Officer

Date: September 3, 2025